Impairment Charges	12 Months Ended
Dec. 31, 2012
Impairment Charges
Impairment Charges

Note 11. Impairment Charges

The following table summarizes impairment charges recognized on our consolidated and unconsolidated real estate investments for all periods presented (in thousands):

	Years Ended December 31,
	2012	2011	2010
Real estate	$-	$243	$-
Net investments in direct financing leases	-	(1,608)	1,140
Total impairment charges included in expenses	-	(1,365)	1,140
Equity investments in real estate (a)	9,910	206	1,394
Total impairment charges included in continuing operations	9,910	(1,159)	2,534
Impairment charges included in discontinued operations	22,962	11,838	14,241
Total impairment charges	$32,872	$10,679	$16,775

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(a)       Impairment charges on our equity investments in real estate are included in Income from equity investments in real estate and the Managed REITs within the consolidated financial statements.

Real Estate

During the year ended December 31, 2011, we recognized an impairment charge of $0.2 million on a domestic property. This impairment was the result of writing down the property's carrying value to its estimated fair value in connection with the tenant vacating the property.

Direct Financing Leases

In connection with our annual review of the estimated residual values on our properties classified as net investments in direct financing leases, we determined that an other-than-temporary decline in estimated residual value had occurred at various properties due to market conditions. The changes in estimates resulted in the recognition of impairment charges totaling $1.1 million in 2010. In the fourth quarter of 2011, we recorded an out-of-period adjustment of $1.6 million (Note 2).

Equity Investments in Real Estate

During the year ended December 31, 2012, we recognized an other-than-temporary impairment charge of $9.9 million on our Special Member Interest in CPA®:16 – Global's operating partnership to reduce the carrying value of our interest in the operating partnership to its estimated fair value (Note 9). During the year ended December 31, 2011, we recognized an other-than-temporary impairment charge of $0.2 million on a jointly-held real estate investment as a result of the sale of the property. In connection with our annual review of the fair value of our equity investments, we recognized an other-than-temporary impairment charge of $1.4 million during the year ended December 31, 2010 to reflect the decline in the estimated fair value of the investment's underlying net assets in comparison with the carrying value of our interest in the investment.

Properties Sold or Held for Sale

During the years ended December 31, 2012, 2011 and 2010, we recognized impairment charges on properties sold or held for sale totaling $23.0 million, $11.8 million, and $14.2 million, respectively. These impairment charges, which are included in discontinued operations, were the result of reducing these properties' carrying values to their estimated fair values (Note 17) in connection with and prior to anticipated sales.